CONTACT

Zea Capital Fund
4000 River Ridge Drive NE
Cedar Rapids, IA 52402
zea@nationsfg.com

Zea Capital Investment Adviser
AAVIN Equity Advisors
118 3rd Ave SE
Suite 630
Cedar Rapids, IA 52401
Phone: (319) 247-1072
Fax: (319) 363-9519
www.zeacapital.com

Zea Capital Fund LLC (the "Fund") is not offering its securities or soliciting any offer to purchase its securities in any state where the offer or sale is not permitted. The Fund will only offer its securities pursuant to its Prospectus in the form most recently filed with the Securities and Exchange Commission (the "Prospectus"). Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Fund's securities or determined if the information herein or in the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Neither these materials nor the content herein constitutes an offer to sell or a solicitation of an offer to buy units of the Fund and is not incorporated by reference into the Prospectus. Prospective investors in the Fund should carefully consider the Fund's investment objectives, risks, charges and expenses, which are discussed in the Prospectus, before investing. The Prospectus, which contains this and other information about the Fund, is available and should be read carefully before investing. A copy of the Prospectus may be obtained from Nations Financial Group, Inc. by calling (800) 351-2471 or by writing to 4000 River Ridge Drive NE, Cedar Rapids, Iowa 52402.

Nations Financial Group, Inc. is a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation.

Nations Financial Group, Inc. has been engaged to act as lead placement agent of the Fund but is not an affiliate of the Fund, the Iowa Corn Growers Association or AAVIN Equity Advisers, LLC, the manager of the Fund.

For additional information:
zeacapital.com
1-800-506-7971

ZEA CAPITAL

formed by:
IOWA CORN GROWERS ASSOCIATION



ZEA CAPITAL

INVEST IN MAIN STREET, NOT WALL STREET.

Iowa Corn Growers Association (ICGA) is proud to sponsor the Zea Capital Fund.

The Zea Capital Fund is a direct result of listening to the needs of ICGA members. It is an investment that members can use to diversify from traditional, commodity-based investments.

The Zea Capital Fund, formed by the Iowa Corn Growers Association (ICGA), will operate as a business development company and will primarily invest in securities of private companies. It offers investors the opportunity to utilize an investment strategy typically available only to very wealthy individuals and large institutional investors.

Your biggest question will be: "Is it right for me?" To help you with the answer, here is a look at common questions asked about the Fund. You can find more detailed information in the Zea Capital Prospectus.

ZEA CAPITAL



WHY

... did ICGA form this Fund?
... would I want to invest?

ICGA members asked for a diversified investment option.

Zea Capital is a closed-end fund which will operate as a BDC and invest in securities of private companies. The fund was formed by the ICGA as a direct response to member requests for an investment option that could provide a tool for their long-term financial planning.

The ICGA is not participating in or passing on the suitability or advisability of this offering, and the Fund's operations will be overseen by a separate Board of Directors—not the ICGA. AAVIN Equity Advisors will manage the Fund's investments.

Membership has its privileges.

The ICGA believes that its members and those of affiliated associations in other states should have access to unique benefits that are not available to non-members. Membership is open to all.

Not tied to Wall Street.

Zea Capital offers unique opportunities that are typically available only to very wealthy individuals or large institutional investors.

Funds managed by professional investment advisers typically perform extensive due diligence before investing and investors will know how and where their capital is invested through regular reporting.

In addition, Zea Capital intends to invest primarily in privately-held Midwest American companies. This means investing in Main street, not Wall Street. An investment in the Fund could help local companies grow, enhance local community and economic development, and help create local jobs.

A unique opportunity.

Investors in the Fund will gain access to an asset class not typically available to most individual investors.

Typically, funds utilizing a private equity strategy have high minimum investment requirements and are available only to very wealthy individuals and large institutional investors. Zea Capital Fund is unique because it offers an investment opportunity to smaller investors through a comparatively lower minimum investment.

Diversity in a range of companies.

Ultimately, money invested in Zea Capital will go toward financing up to 20-25 private companies with favorable long-term growth prospects from a range of industries.

Zea Capital Fund's targeted portfolio size is up to $80 million in invested capital; however, the Fund must raise a minimum of $30 million to break escrow and commence operations.

Helping grow the Midwest economy.

Zea Capital will focus most of its investments in privately-held companies located in Iowa and surrounding states. AAVIN Equity Advisors LLC, the Fund's investment adviser, believes this is an underserved geographic area and therefore opportunity exists for investing in companies with attractive growth potential. Currently, 70% to 80% of the investments AAVIN manages are in the Midwest region. Zea Capital is targeting a similar level of investment in Middle America.









WHERE

... is my money invested?

... are the companies located?



WHO

... qualifies for the fund?

... manages the fund?

Qualifications to invest.

Zea Capital Fund is open to ICGA members or other affiliated state corn growers associations. Membership is open to all. The Fund is available to individual investors with a minimum investment of $25,000. In some states investors are subject to certain minimum qualifications.

An extensive investment adviser search.

The Zea Capital Fund Board conducted a review and assessment of more than a dozen possible investment advisers. AAVIN Equity Advisors, based in Cedar Rapids, IA, was selected based on its extensive experience, track record in private company investments, focus on the Midwest, and deep roots in Iowa.



WHAT

… are Business Development Companies?
… are the investment risks?
… are the expenses?

Business Development Company Defined

A business development company (BDC) is an investment fund that is usually formed to invest primarily in other companies. However, unlike some investment funds available to the public, which typically invest only in the stocks and bonds of companies that are listed on public stock exchange, most BDCs primarily invest in privately-held companies. BDCs often attempt to pursue a strategy similar to the strategy employed by a type of investment fund that is generally available only to institutional investors and very wealth individuals, called a "private equity fund." There are, of course, many differences between a BDC and a private equity fund. For instance, unlike a typical private equity fund, the opportunity to invest in a BDC can be open to a wider range of investors – not just large institutions and the wealthy. Additionally, BDCs are more restricted in what they can invest in and in other areas of their operations. Like a private equity fund, a BDC generally undertakes the greater risks of investing in private companies. However it does so in the hope of benefiting from the long term growth potential of companies located on Main Street, not Wall Street.

Risk potential is a factor to consider.

There can be no assurance that the Fund's investment objective will be achieved. Distributions are not guaranteed. This investment is subject to substantial risks as described in its prospectus, including, but not limited to:

- The Fund has no operating history and is dependent upon AAVIN's personnel for its success.
- The incentive fee payable to AAVIN creates incentives, which may conflict with investors' interests.
- The Fund's affiliations, such as with the ICGA, may create conflicts of interest.
- As a BDC, the Fund will be limited in its ability to engage in transactions with affiliates, and it will face restrictions in its investments.
- The Fund's initial investments may not return enough to fund ongoing expenses, so investors' capital will be used to pay management fees and other expenses in years before the Fund is able to realize gains on its primary investments.
- It will take several years for the Fund to fully invest its capital, and the Fund has not identified any investments.
- The Fund's portfolio investments will be valued at fair value as determined in good faith by its Board of Directors, and as a result, there will be uncertainty as to the value of the Fund's assets.
- When the Fund is a minority investor, it will not be able to control a portfolio company's operations.
- The Fund's investments will be illiquid, which means if it needs to liquidate an investment, its ability to do so will be impaired and the price which it can receive could be reduced.
- Changes in laws or regulations applicable to the Fund could significantly affect the Fund's operations and the cost of doing business.
- It is possible that distributions may be less than the original amount invested.
- There is no public market for this investment.
- Substantial fees will be paid to the affiliated sponsor.
- The Fund is subject to special risks associated with small-company private financings such as:
  - The possibility of portfolio company declining performance or failure.
  - The possibility that growth expectations will not be met.
  - The possibility of declining general economic conditions.
  - The possibility of declining sector/industry conditions.
  - The possibility of exit strategy failure.
- AAVIN has no prior fund management experience with a vehicle organized as a BDC.
- The Fund is subject to other risks as described in the prospectus.

Expenses of an Investment.

Management Fees and Performance Sharing

The investment adviser will be paid 2.5% of the Fund's net asset value per year as a management fee. The investment adviser will receive 20% of the Fund's capital gains, after investors first receive at least an 8% priority return.

Sales Commission

- For sales to investors who are members of a state association before the offering, the Fund will pay the selling party a commission of 5% per Unit purchased.
- For sales to investors who were not previously members of a state association, the Fund will pay the selling agent a commission of 6% per Unit purchased.
- For sales to investors who purchase through a selling party that was introduced to the placement agent by a wholesaler, the Fund will pay an additional commission of up to 2% per Unit to the wholesaler.
- Selling party compensation may be reduced in some cases as described in the prospectus.

How?

... do I realize a return?

... can I pass my investment to my heirs?

... long is my commitment?

... can I get started?



Returns are received differently than conventional investments.

Typically, cash distributions are paid to investors only upon successful sale of a portfolio company investment. Regular cash distributions are not assured. The Fund will distribute income from idle funds annually to the extent available.

Passing your investment on.

Fund investments may be transferred to another person, such as a designated heir; however there are limitations. See the Zea Capital Fund prospectus for a full listing of limitations.

Zea Capital is a long-term investment.

The anticipated life of Zea Capital Fund is approximately 10-12 years, which may be extended at the discretion of the board. No redemptions are available; therefore, investors should be prepared to keep their capital invested for the life of the Fund.

Getting started with an investment.

An investment in Zea Capital Fund may be made through a qualified placement or sales agent. Please contact Nations Financial Group, the broker/dealer in charge of sales and distribution, at 1-800 351-2471 for more information, or to request a prospectus.